UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest reported): September 24, 2004

                               GLOBAL AXCESS CORP.
               (Exact name of registrant as specified in charter)


            Nevada                  000-17874            88-0199674
   (State or other jurisdiction   (Commission          (IRS Employer
      of incorporation)            File Number)       Identification No.)


          224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida 32082
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 24, 2004, Global Axcess Corp. (the "Company") acquired substantially all of the assets of ATM Network Services, Inc. dba The Bailey Group, a Nevada corporation ("The Bailey Group") pursuant to the Asset Purchase Agreement dated as of September 24, 2004 (the "Agreement") between the Company and The Bailey Group. The Bailey Group is a party to agreements ("Merchant Agreements") relating to the placement, maintenance and processing of transactions from at least 725 Automated Teller Machines ("ATMs") pursuant to which it provides processing services, cash services, maintenance services, prepaid cellular services, debit card services, phone card services, internet services, check cashing services and wire transfer services for Automated Teller Machines. The Company acquired the Merchant Agreements as well as the assets used in servicing the Merchant Agreements including certain ATMs, ATM spare parts, ATM repair equipment and ATM test equipment, Point Of Sale ("POS") devices including POS spare parts, POS repair equipment and POS test equipment, and modems connected to the ATMs, and all systems related thereto.

The purchase price for the acquisition was $7,000,000 in cash of which $6,500,000 was paid on closing and $500,000 was held in escrow to be used for the payment of liabilities existing prior to close. The transaction was funded by utilizing cash generated from the sale of the Company's common stock and debt instruments in connection with three private placements by the Company

Upon closing, the Company also entered into a Consulting Agreement with Bill H. Bailey, Jr., the controlling owner of The Bailey Group, whereby the Company engaged Mr. Bailey as a business development advisor. The term of the Consulting Agreement is three years. In consideration for providing his services, the Company issued Mr. Bailey a secured promissory note in the amount of $150,000. The promissory note bears interest of 4% and is due and payable in increments of $50,000 plus accrued interest on the last business day of September 2005, 2006 and 2007. The parties also entered into a Confidentiality and Business Protection Agreement.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The disclosure in Item 1.01 is hereby incorporated into this Item 2.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFFBALANCE SHEET ARRANGEMENT OR A REGISTRANT.

The disclosure in Item 1.01 is hereby incorporated into this Item 2.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of businesses acquired.

     Audited Financial Statements of the Company for the years ended September 30, 2003 and 2002 (filed herewith).


     Unaudited Financial Statements of the Company for the nine months ended June 30, 2004 (filed herewith).

(b)  Proforma Financial Information

     Proforma Financial Information (filed herewith).

(c)  Exhibits.

Exhibit No.               Description

10.1 Asset Purchase Agreement by and between the Company and The Bailey Group dated September 24, 2004 (Incorporated by reference to the Form 8-K filed on October 15, 2004)

10.2 Escrow Agreement by and between the Company and The Bailey Group dated September 24, 2004(Incorporated by reference to the Form 8-K filed on October 15, 2004)

10.3                Consulting Agreement by and between the Company and Bill H.
                    Bailey, Jr. (Incorporated by reference to the Form 8-K filed on October 15, 2004)

10.4                Non-Negotiable Promissory Note issued to Bill H. Bailey, Jr.
                    (Incorporated by reference to the Form 8-K filed on October 15, 2004)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     GLOBAL AXCESS CORP.



Date:  February 22, 2005                             /s/David Fann
                                                     --------------
                                                     David Fann
                                                     President

                           ATM NETWORK SERVICES, INC.
                              FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2003 and 2002

                                TABLE OF CONTENTS


                                                                          Page

Independent Auditor's Report................................................1

Balance Sheets..............................................................2

Statements of Income........................................................3

Statements of Stockholders' Equity (Deficiency).............................4

Statements of Cash Flows....................................................5

Notes to Financial Statements...............................................8

                          Independent Auditor's Report



To the Board of Directors and Stockholders of ATM Network Services, Inc.


We have audited the accompanying balance sheets of ATM Network Services, Inc., a Nevada corporation, as of September 30, 2003 and 2002, and the related statements of income, stockholders' equity (deficiency), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ATM Network Services, Inc., as of September 30, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 14 to the financial statements, the Company's cash custody agreement that provides cash for the Company's ATM machines will expire on March 1, 2004, and will not be renewed with the current financial institution. This condition raises substantial doubt about its ability to continue as a going concern. Management's plans regarding this matter are also described in Note 14. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/ Bryant & Wellborn, LLP

January 13, 2004

                           ATM NETWORK SERVICES, INC.
                                 BALANCE SHEETS
                           September 30, 2003 and 2002


Assets                                                                   2003                2002
                                                                  --------------       --------------
Current assets:
     Cash and cash equivalents                                     $     204,951       $        -0-
     Accounts receivable                                                 174,945              223,570
     Inventory                                                             -0-                  3,874
     Note receivable - current portion                                     -0-                  2,834
     Prepaid expenses                                                    154,487              182,556
                                                                  --------------       --------------
         Total current assets                                            534,383              412,834
Property and equipment, net                                            3,342,136            4,184,794
Other assets, net                                                         23,159               17,056
                                                                  --------------       --------------
Total assets  $                                                    $   3,899,678       $    4,614,684
                                                                  ==============       ==============


Liabilities and stockholders' equity
Current liabilities:
     Cash overdraft                                                $       -0-         $       25,594
     Current portion of long-term debt                                   136,825              893,925
     Current portion of capital lease obligations                          3,297                3,775
     Current portion of notes payable stockholder                      5,975,368            5,861,907
     Accounts payable                                                    458,978              894,876
     Accrued liabilities and other expenses                              723,837              683,630
                                                                  --------------       --------------
         Total current liabilities                                     7,298,305            8,363,707
Notes payable, less current portion                                      397,480              260,158
Capital lease obligations, less current portion                            1,497                -0-
Notes payable - stockholder, less current portion                        640,931            3,519,212
                                                                  --------------       --------------
         Total liabilities                                             8,338,213           12,143,077
                                                                  --------------       --------------

Stockholders' equity (deficiency):
     Common stock, $0.10 par value, 2,000,000
       shares authorized, 950,000 issued and outstanding                  95,000               95,000
     Warrants                                                              -0-                  5,000
     Paid-in capital                                                   4,694,167            1,305,000
     Accumulated deficit                                              (9,227,702)          (8,933,393)

         Total stockholders' deficiency                               (4,438,535)          (7,528,393)
                                                                  --------------       --------------
Total liabilities and stockholders' equity                         $   3,899,678       $    4,614,684
                                                                  ==============       ==============

   The accompanying notes are an integral part of these financial statements.

                           ATM NETWORK SERVICES, INC.
                              STATEMENTS OF INCOME
                 For the Years Ended September 30, 2003 and 2002


                                                                         2003                2002
                                                                  --------------       --------------
Automated teller machine revenue:
     Surcharge fees                                               $    4,110,329       $    3,876,133
     Interchange revenue                                               1,409,948            1,358,323
     Machine sales                                                         8,505               72,706
                                                                  --------------       --------------
                                                                       5,528,782            5,307,162
                                                                  --------------       --------------
Operating expenses:
     Wages and benefits                                                1,141,164            1,205,084
     Selling, general, and administrative expenses                       439,068              511,440
     Field operations                                                    471,501              592,599
     Processing and telephone charges                                    601,057              594,739
     Depreciation and amortization                                       868,394              897,890
     Commissions                                                       1,336,599            1,078,372
                                                                  --------------       --------------
                                                                       4,857,783            4,880,124
                                                                  --------------       --------------

Income (loss) from operations                                            670,999              427,038


Other income (expenses):
     Gain on sale of equipment                                            20,624               14,769
     Interest income                                                         420                   68
     Other revenue                                                        94,544              106,725
     Interest expense                                                 (1,080,520)          (1,286,478)
     Sales and other taxes                                                  (376)                (745)
                                                                  --------------       --------------
                                                                        (965,308)          (1,165,661)
                                                                  ==============       ==============

Loss before income taxes                                                (294,309)            (738,623)

Income taxes                                                               -0-                  -0-
                                                                  --------------       --------------
Net loss                                                          $     (294,309)      $     (738,623)
                                                                  ==============       ==============


   The accompanying notes are an integral part of these financial statements.

                           ATM NETWORK SERVICES, INC.
                 STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                 For the Years Ended September 30, 2003 and 2002


                                          Common                               Paid-in              Accumulated
                                          Stock         Warrants               Capital                Deficit              Total
                                   -------------     -------------          -------------         -------------       -------------

Balance, September 30, 2001        $      95,000     $       5,000          $   1,305,000        $   (8,194,770)      $  (6,789,770)

Net loss                                    -0-               -0-                   -0-                (738,623)           (738,623)

                                   -------------     -------------          -------------         -------------       -------------
Balance, September 30, 2002               95,000             5,000              1,305,000            (8,933,393)         (7,528,393)

Purchase warrants                           -0-             (5,000)                 -0-                    -0-               (5,000)

Net loss                                    -0-               -0-                   -0-                (294,309)           (294,309)

Stockholder note payable
 converted to paid-in capital               -0-               -0-               3,389,167                  -0-            3,389,167
                                   -------------     -------------          -------------         -------------       -------------

Balance, September 30, 2003        $      95,000     $        -0-           $   4,694,167         $  (9,227,702)      $  (4,438,535)
                                   =============     =============          =============         =============       =============


   The accompanying notes are an integral part of these financial statements.

                           ATM NETWORK SERVICES, INC.
                            STATEMENTS OF CASH FLOWS
                 For the Years Ended September 30, 2003 and 2002



                                                                         2003                2002
                                                                  --------------       --------------
Cash flows from operating activities:
     Net loss                                                     $     (294,309)      $     (738,623)
     Adjustments to reconcile net loss to net cash
       provided by operating activities:
         Depreciation and amortization                                   868,394              897,890
         Gains from asset sales                                          (20,624)             (14,769)
         Gain from shortages recovery                                       -0-               (67,962)
     Change in operating assets and liabilities:
         Accounts receivable                                              48,625              (36,091)
         Prepaid expenses                                                 28,069              (17,554)
         Inventory                                                         3,874               83,213
         Other assets                                                     (8,162)              (8,338)
         Accounts payable                                                (55,254)            (240,156)
         Accrued liabilities and other expenses                           40,207              248,742
                                                                  --------------       --------------
Net cash provided by operating activities                                610,820              106,352
                                                                  ==============       ==============

Cash flows from investing activities:
     Capital expenditures on property and equipment                     (120,156)             (80,040)
     Purchase warrants                                                    (5,000)                -0-
     Payments received on note receivable                                  2,834                2,564
     Proceeds from asset sales                                           117,103               39,700
                                                                  --------------       --------------
Net cash used by investing activities                                     (5,219)             (37,776)
                                                                  ==============       ==============

Cash flows from financing activities:
     Proceeds from long-term notes payable                                23,904               20,938
     Principal payments on long-term notes payable                    (1,024,326)            (470,174)
     Proceeds from capital lease obligations                               7,268                 -0-
     Principal payments on capital lease obligations                      (6,248)              (4,135)
     Proceeds from note payable-stockholder                              830,222              421,227
     Principal payments on note payable-stockholder                     (205,876)             (78,752)
                                                                  --------------       --------------

Net cash used by financing activities                                   (375,056)            (110,896)
                                                                  --------------       --------------

Net increase (decrease) in cash and cash equivalents                     230,545              (42,320)

Cash and cash equivalents at beginning of year                           (25,594)              16,726
                                                                  --------------       --------------
Cash and cash equivalents at end of year                          $      204,951       $      (25,594)
                                                                  ==============       ==============

                                   (continued)

                           ATM NETWORK SERVICES, INC.
                            STATEMENTS OF CASH FLOWS
                 For the Years Ended September 30, 2003 and 2002


                                                                      2003                    2002
                                                                  --------------       --------------
Supplemental disclosures:
     Cash paid for interest                                       $      892,907       $    1,123,886
                                                                  ==============       ==============
Noncash investing and financing activities:
     Acquisition of vehicles:
         Cost of vehicles                                         $       34,676       $       26,880
         New vehicle notes payable                                       (23,904)             (20,938)
         Net book value of assets traded                                 (10,772)              (5,942)
                                                                  --------------       --------------

         Cash down payments for vehicles                          $         -0-        $         -0-
                                                                  ==============       ==============
     Lawsuit settlement:
         Note payable - assumed                                   $         -0-        $     (188,511)
         Applied against accounts payable                                   -0-               256,473
         Included in income                                                 -0-               (67,962)
                                                                  --------------       --------------

         Net cash                                                 $         -0-        $         -0-
                                                                  ==============       ==============

     Stockholder debt converted to paid-in capital:
         Note payable reduction                                   $    3,389,167       $         -0-
         Increase in paid-in capital                                  (3,389,167)                -0-
                                                                  --------------       --------------


         Net cash                                                 $         -0-        $         -0-
                                                                  ==============       ==============
     Conversion of account payable to note payable:
         Increase in notes payable                                $     (380,644)      $         -0-
         Applied against accounts payable                                380,644                 -0-
                                                                  --------------       --------------


         Net cash                                                 $         -0-        $         -0-
                                                                  ==============       ==============


   The accompanying notes are an integral part of these financial statements.

                           ATM NETWORK SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business description - ATM Network Services, Inc., (the "Company"), a Nevada corporation, located in Jacksonville, Texas, is primarily engaged in the operation of automated teller machines (ATMs). The Company acquires ATMs through purchases and capital leases and places them in retail locations for use by the public to conduct banking transactions. The Company generates revenue from transaction fees charged for the use of their machines. The Company currently has placed ATMs in approximately thirteen states with the greatest concentrations in Texas and New Mexico.

Cash and cash equivalents - The Company considers cash on hand, demand deposit accounts, money market accounts, and short-term investments with an original maturity of three months or less to be cash and cash equivalents.

Inventory - The Company purchased automated teller machines for resale. The cost of the machines is reflected in the inventory account.

Accounts receivable - The Company extends credit to customers based on an evaluation of the customer's financial condition, and collateral is not generally required. When considered necessary, an allowance for doubtful accounts is provided based on prior experience and management's assessment of the collectibility of existing specific accounts.

Property and equipment - Property and equipment are recorded at cost less depreciation. For purchased assets, depreciation is primarily accounted for on the straight-line method based on the estimated useful lives of 10 years for ATM equipment, 5 years for vehicles, and 3 to 7 years for office equipment. Leasehold improvements are amortized on the straight-line method based on the term of the lease.

For assets acquired under equipment capital leases, amortization is accounted for on the straight-line method over 5 years. Amortization of assets acquired under capital leases is included with depreciation on the statements of income.

Renewals which extend the life of the asset are capitalized, whereas maintenance and repairs and small renewals are expensed as incurred.

Organization costs - Organization costs are being amortized over 60 months on the straight-line basis.

Deferred financing costs - Loan and lease acquisition costs incurred with the financing of bank notes and capital leases have been capitalized and are being amortized over the term of the respective obligations using the straight-line method. Deferred financing costs are included in other assets on the balance sheets. The amounts amortized for the years ended September 30, 2003 and 2002, are $250 and $1,000, respectively, and are included in amortization expense.

Site agreements - Site agreements are stated at the cost of acquiring certain ATM locations, less accumulated amortization of $2,954 and $2,354 at September 30, 2003 and 2002, respectively. Site agreements are included in other assets on the balance sheets. Amortization is provided using the straight-line method over the terms of the related site agreements, generally 3 to 10 years.

Trademarks and license agreements - Trademarks and license agreements are recorded at cost less accumulated amortization of $1,970 and $769 at September 30, 2003 and 2002, respectively. Amortization is provided using the straight-line method over 5 to 15 years.

Revenue recognition - Transaction service and processing fees are recognized in the period that the service is performed. The Company receives surcharge fees paid by consumers utilizing certain ATMs owned by the Company and intercharge fees paid by banks.

Income taxes - On October 1, 1999, the Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under this provision, all income or losses are passed on to the stockholder in the year incurred. Therefore, no provision is made for federal income taxes for the years ended September 30, 2003 and 2002.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Advertising - The Company charges the costs of advertising to expense as incurred. Advertising expense for the years ended September 30, 2003 and 2002, was $4,468 and $12,074, respectively, and is included in selling, general, and administrative expenses on the statements of income.


Note 2 - Accounts Receivable

Management believes that all accounts receivable as of September 30, 2003 and 2002, were fully collectible; therefore, no allowance for doubtful accounts has been recorded.

                           ATM NETWORK SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS


Note 3 - Property, Plant, and Equipment

At September 30, 2003 and 2002, property and equipment are comprised of the following:

                                                                       2003                 2002
                                                                  --------------       --------------


     Automated teller machines                                    $    6,735,205       $    6,804,577
     Vehicles                                                            741,548              793,724
     Office equipment and furniture                                       68,732               68,732
     Computer equipment                                                  133,808              124,079
     Field equipment                                                      12,458               12,458
     Leasehold improvements                                                4,667                4,667
     Trade show booth                                                      6,237                6,237
     Building                                                              4,700                4,700
                                                                  --------------       --------------
                                                                       7,707,355            7,819,174
     Accumulated depreciation                                         (4,365,219)          (3,634,380)
                                                                  --------------       --------------

                                                                  $    3,342,136       $    4,184,794
                                                                  ==============       ==============

Note 4 - Other Assets

Other assets at September 30, 2003 and 2002, consist of the following:

                                                                       2003                  2002
                                                                  --------------       --------------

     Deferred financing costs                                     $        5,000       $        5,000
     Site agreements                                                       6,000                6,000
     Deposits                                                              9,073                3,411
     Organization costs                                                      385                  385
     Trademarks and license agreements                                    13,010               10,510
                                                                  --------------       --------------
                                                                          33,468               25,306
     Accumulated amortization                                            (10,309)              (8,250)
                                                                  --------------       --------------

                                                                  $       23,159       $       17,056
                                                                  ==============       ==============

                           ATM NETWORK SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS


Note 5 - Accrued Liabilities and Other Expenses

At September 30, 2003 and 2002, accrued liabilities and other expenses are comprised of the following:

                                                                         2003                2002
                                                                  --------------       --------------
     Accrued interest                                             $      692,953       $      505,340
     Accrued payroll taxes                                                11,324               11,828
     Other accrued expenses                                               19,560              166,462
                                                                  --------------       --------------

                                                                  $      723,837       $      683,630
                                                                  ==============       ==============

As of September 30, 2003 and 2002, approximately $691,863 and $502,891, respectively, was accrued interest payable to the majority stockholder.

Note 6 - Long-term Debt

Long-term debt at September 30 , 2003 and 2002, consists of the following:

Equipment notes:                                                       2003                   2002
                                                                  --------------       --------------
     Note payable, Austin Bank - due on demand, but
       if no demand is made, monthly installments of
       $28,888, including interest at 1.00% over the
       Wall Street prime, paid in full in March 2003,
       collateralized by ATM equipment.                           $         -0-        $      780,512

Vehicle notes:
     Notes payable, Ford Motor Credit Corp. - due
       in monthly installments of $1,987, including
       interest ranging from 0.9% to 9.07%, maturing
       June 2005 through August 2006,
       collateralized by vehicles.                                        49,678              123,603

Other notes:
     Note payable, Matrix Capital Bank - due in
       monthly installments of $11,300, including
       variable interest at .75% over the Wall Street
       prime, adjusted quarterly, maturing September 2007,
       collateralized by ATM equipment.                                  484,627              249,968
                                                                  --------------       --------------

Total                                                                    534,305            1,154,083
Less current portion                                                    (136,825)            (893,925)
                                                                  --------------       --------------

Long-term debt                                                    $      397,480       $      260,158
                                                                  ==============       ==============

                           ATM NETWORK SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS


Note 6 - Long-term Debt, continued

The following is a summary of future maturities of long-term debt obligations as of September 30, 2003:


     2004                                                         $      136,825
     2005                                                                141,592
     2006                                                                133,488
     2007                                                                122,400
     2008                                                                   -0-
                                                                  --------------

                                                                  $      534,305
                                                                  ==============
Note 7 - Notes Payable - Stockholder

At September 30, 2003 and 2002, the Company had borrowed $6,616,299 and $9,381,119, respectively. The notes mature from August 2004 to September 2005 and bear interest rates ranging from 5.0% to 9.5%. The current maturities of the notes are $5,975,368 and $5,861,907 at September 30, 2003 and 2002,
respectively. The notes are secured by ATMs and inventory.

The following is a summary of future maturities of the stockholder debt obligations as of September 30, 2003:

     2004                                                         $    5,975,368
     2005                                                                264,637
     2006                                                                147,600
     2007                                                                150,553
     2008                                                                 78,141
                                                                  --------------
                                                                  $    6,616,299
                                                                  ==============




On September 29, 2003, a note in the amount of $3,389,167 owed to the stockholder was converted to paid-in capital.

The above stockholder notes resulted in interest expense being charged to operations of $479,314 and $514,098 for the fiscal years ended September 30, 2003 and 2002, respectively.

                           ATM NETWORK SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS

Note 8 - Capital Lease

The Company is leasing office and computer equipment under an agreement classified as a capital lease. Assets recorded under capital leases and included in property and equipment in the Company's balance sheets consist of the following at September 30, 2003 and 2002:

                                                                       2003                  2002
                                                                  --------------       --------------
     Office equipment and furniture                               $       12,242       $       12,242
     Computer equipment                                                    7,268                 -0-
                                                                  --------------       --------------

                                                                          19,510               12,242
     Less accumulated depreciation                                        (8,843)              (5,305)
                                                                  --------------       --------------
                                                                  $       10,667       $        6,937
                                                                  ==============       ==============

The following is a schedule of future minimum lease payments under the capital lease, together with the present value of the net minimum lease payments at September 30, 2003:

     2004                                                         $        3,600
     2005                                                                  1,532
     2006                                                                   -0-
     2007                                                                   -0-
     2008                                                                   -0-

                                                                  --------------

                                                                           5,132
     Less amount representing interest                                      (338)
                                                                  --------------
     Present value of minimum lease payments                               4,794
     Less current portion                                                 (3,297)
                                                                  --------------
     Capital lease obligations, less current portion              $        1,497
                                                                  ==============

                           ATM NETWORK SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS


Note 9 - Commitments and Contingencies

The Company is leasing all of its operating office and storage facilities and some equipment through operating leases. The Company leases its Texas office facility under an operating lease with a related party as discussed in Note 12. Rental expense for all operating leases was $64,545 and $66,820 for the years ended September 30, 2003 and 2002, respectively. Future minimum rental payments required under these noncancellable leases at September 30, 2003, are as follows:

                                                        Operating
                                                      ------------

     2004                                              $    55,751
     2005                                                   12,658
     2006                                                    8,781
     2007                                                     -0-
     2008                                                     -0-
                                                      ------------
                                                       $    77,190
                                                      ============

The Company leases several ATMs from various individuals. The lease term for each of them is sixty months and the average monthly rental is $181 per machine. The minimum rental payments required under these noncancellable leases at September 30, 2003, are as follows:

                                                          Operating


     2004                                              $    13,057
     2005                                                   13,057
     2006                                                   13,057
     2007                                                    7,488
     2008                                                       94
                                                      ------------

                                                       $    46,753
                                                      ============

The Company has a cash custody agreement with a financial institution that provides the Company with vault cash for use in Company-owned ATMs. At September 30, 2003 and 2002, approximately $9,702,943 and $9,443,700, respectively, were in use by the Company under this agreement. The cash is owned by the financial institution and is consequently not recorded on the Company's accompanying balance sheets. However, the Company is liable for any cash shortages or thefts which may occur. See Note 14 for additional disclosures.

                           ATM NETWORK SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS


Note 10 - Warrants and Authorized Shares

On September 30, 1999, the board of directors voted to exchange 50,000 shares of common stock owned by a minority stockholder for warrants. The warrants outstanding allow the holders to purchase up to 50,000 shares of common stock at a nominal exercise price of $100. On July 7, 2003, the Company purchased all of the warrants.

On September 27, 2002, the board of directors voted to increase the number of authorized shares from 1,000,000 to 2,000,000 shares.


Note 11 - Compensated Absences

Employees of the Company are entitled to paid vacation, paid sick days, and paid personal days off depending on job classification, length of service, and other factors. It is impracticable to estimate the amount of compensation for future paid sick days and paid personal time off and, accordingly, no liability for these amounts has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of those compensated absences when actually paid to employees.


Note 12 - Related-Party Transactions

The Company leases office space in Jacksonville, Texas from the majority stockholder. Rent expense under the lease for the years ended September 30, 2003 and 2002, was $36,360 and $39,665, respectively, which has been included in selling, general, and administrative expenses on the statements of income. Equipment rental of $11,132 and $3,711 was paid to the majority stockholder for the years ended September 30, 2003 and 2002.

The Company has borrowed  $6,616,299 from the majority  stockholder at September
30. See Note 7.

The Company paid $286,196 and $357,128 in interest to the stockholder in 2003 and 2002, respectively.

Equipment rental of $3,300 was paid to Bailey Marketing Company, Inc., a related company, in each of the years ended September 30, 2003 and 2002. The majority stockholder of ATM Network Services, Inc. is also the majority stockholder of Bailey Marketing Company, Inc.

Note 13 - Other Income

Other income for the year ended September 30, 2003 and 2002, consists of the following:

                                                                      2003                   2002
                                                                  --------------       --------------
     Shortages recovery                                           $         -0-        $       67,962
     Telephone rebates                                                    10,965                9,174
     Miscellaneous                                                        83,579               29,589
                                                                  --------------       --------------

     Total Other Income                                           $       94,544       $      106,725
                                                                  ==============       ==============

Shortages recovery for the year ended September 30, 2001, consisted of two lawsuits in the amounts of $155,915 and $100,000 and adjustment of cash in the ATMs after a physical count. The lawsuits resulted from a loss of cash by an armored carrier service and faulty ATM doors. In the fiscal year ended September 30, 2002, a final settlement was reached in the lawsuits resulting in additional income of $67,962.


Note 14 - Going Concern

The Company has a cash custody agreement with a financial institution that provides the Company with cash for use in the Company-owned ATMs. The agreement commenced on June 22, 1998 with an initial term of 18 months. The agreement has been renewed for successive 18-month periods. Effective March 1, 2004, the agreement expires and the Company has been notified that the contract with the financial institution will not be renewed. As a result, the Company will have to find additional funding for cash in their ATMs of approximately $10,000,000.

The cancellation of the cash agreement described above raises substantial doubt about the Company's ability to continue as a going concern. The Company's management is currently seeking and is in negotiations with other financial institutions to provide approximately $10,000,000 in cash for the ATMs. However, there can be no assurance that the Company will be successful in obtaining funding for its ATMs. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                           ATM NETWORK SERVICES, INC.
                                  BALANCE SHEET
                               As of June 30, 2004

                                   (Unaudited)
        Assets
         Current Assets
                Cash and cash equivalents                                         $ 244,043
                Accounts receivable                                                   7,491
                Prepaid expenses and other assets                                   367,826
                                                                                ------------
                Total current assets                                                619,360

         Property and equipment, net                                              2,787,814

         Other assets, net                                                           13,916

                                                                                ------------
         Total assets                                                           $ 3,421,090
                                                                                ============

         Liabilities and stockholders' equity
         Current Liabilities
                Accounts payable and accrued liabilities                        $ 1,309,775
                Current portion - long term debt                                    227,980
                Current portion of notes payable stockholder                      5,468,582
                                                                                ------------
                Total current liabilites                                          7,006,337

                Notes payable - long term portion                                   256,388
                Notes payable stockholder - long term portion                       541,188
                                                                                ------------
                Total long term liabilities                                         797,576
                                                                                ------------
                Total liabilities                                                 7,803,913
                                                                                ------------
         Stockholders' equity (deficiency):
                Common stock, $0.10 par value, 2,000,000
                shares authorized, 950,000 issued and outstanding                    95,000
                Paid-in-capital                                                   4,694,167
                Accumulated deficit                                              (9,171,990)
                                                                                ------------
                Total stockholders' deficiency                                   (4,382,823)

                                                                                ------------
         Total liabilities and stockholders' deficiency                         $ 3,421,090
                                                                                ============

   The accompanying notes are an integral part of these financial statements

                           ATM NETWORK SERVICES, INC.
                               STATEMENT OF INCOME
                    For the Nine Months Ending June 30, 2004
                                   (Unaudited)


               Automated teller machine revenue:
                       Surcharge fees                                           $ 3,322,417
                       Interchange revenue                                        1,095,985
                       Machine sales                                                 73,350
                                                                                ------------
                                                                                  4,491,752
                                                                                ------------

               Operating expenses:
                       Wages and benefits                                           874,052
                       Selling, general and administrative expenses                 411,424
                       Field operations                                             877,429
                       Processing and telephone charges                             460,751
                       Depreciation and amortization                                622,363
                       Commissions                                                1,213,235
                                                                                ------------
                                                                                  4,459,254

                                                                                ------------
               Income from operations                                                32,498
                                                                                ------------

               Other income(expense):
                       Gain (loss) on sale of equipment                             (20,273)
                       Interest income                                                9,839
                       other revenue                                                272,237
                       Interest expense                                            (237,462)
                       Sales and other taxes                                         (1,127)
                                                                                ------------
                                                                                     23,214
                                                                                ------------

               Income before income taxes                                            55,712

               Income taxes                                                               -

                                                                                ------------
               Net income                                                       $    55,712
                                                                                ============

   The accompanying notes are an integral part of these financial statements

                           ATM NETWORK SERVICES, INC.
                  STATEMENT OF STOCKHOLDERS EQUITY (DEFICIENCY)
                     For the Nine Months Ended June 30, 2004
                                   (Unaudited)

                                                                                       Accumulated
                                              Common Stock      Paid-in-capital         Deficit            Total
 Balance, September 30, 2003               $        95,000     $     4,694,167    $    (9,227,702)   $     (4,438,535)

 Net income                                                                                55,712              55,712

                                           ----------------    ----------------   ----------------   -----------------
 Balance June 30, 2004                     $        95,000     $     4,694,167    $    (9,171,990)   $     (4,382,823)
                                           ================    ================   ================   =================

   The accompanying notes are an integral part of these financial statements

                           ATM NETWORK SERVICES, INC.
                              STATEMENT OF CASHFLOW
                     For the Nine Months Ended June 30, 2004

                                   (Unaudited)

            Cashflows from operating activities:
            Net income                                                          $    55,712
            Adjustments to reconcile net income to net cash
             provided by operating activities:
            Depreciation and amortization                                           622,363
            Changes in operating assets and liabilities:
            Accounts receivable                                                     167,454
            Prepaid expenses and other assets                                      (213,339)
            Other assets                                                              9,243
            Accounts Payable                                                        126,959
                                                                                ------------
            Net cash provided by operating activities                               768,392
                                                                                ------------

            Cash flow from investing activities:
            Capital expenditures on property and equipment                          (68,041)
                                                                                ------------
            Net cash used by investing activities                                   (68,041)
                                                                                ------------

            Cash flows from financing activites:
            Payments on notes payable                                               (49,937)
            Payments on capital leases                                               (4,794)
            Payments on notes payable stockholder                                  (606,528)
                                                                                ------------
            Net cash used by financing actiivties                                  (661,259)
                                                                                ------------

            Net increase in cah and cash equivalents                                 39,092

            Cash and cash equivalents at beginning of year                          204,951

                                                                                ------------
            Cash and cash equivalents at eend of year                           $   244,043
                                                                                ============

            Supplemental disclosures:
                                                                                ------------
            Cash paid for interest                                              $   237,462
                                                                                ============

   The accompanying notes are an integral part of these financial statements

Note 1 - Summary of Significant Accounting Policies

Business description - ATM Network Services, Inc., (the "Company"), a Nevada corporation, located in Jacksonville, Texas, is primarily engaged in the operation of automated teller machines (ATMs). The Company acquires ATMs through purchases and capital leases and places them in retail locations for use by the public to conduct banking transactions. The Company generates revenue from transaction fees charged for the use of their machines. The Company currently has placed ATMs in approximately thirteen states with the greatest concentrations in Texas and New Mexico.

Cash and cash equivalents - The Company considers cash on hand, demand deposit accounts, money market accounts, and short-term investments with an original maturity of three months or less to be cash and cash equivalents.

Inventory - The Company purchased automated teller machines for resale. The cost of the machines is reflected in the inventory account.

Accounts receivable - The Company extends credit to customers based on an evaluation of the customer's financial condition, and collateral is not generally required. When considered necessary, an allowance for doubtful accounts is provided based on prior experience and management's assessment of the collectibility of existing specific accounts.

Property and equipment - Property and equipment are recorded at cost less depreciation. For purchased assets, depreciation is primarily accounted for on the straight-line method based on the estimated useful lives of 10 years for ATM equipment, 5 years for vehicles, and 3 to 7 years for office equipment. Leasehold improvements are amortized on the straight-line method based on the term of the lease.

For assets acquired under equipment capital leases, amortization is accounted for on the straight-line method over 5 years. Amortization of assets acquired under capital leases is included with depreciation on the statements of income.

Renewals which extend the life of the asset are capitalized, whereas maintenance and repairs and small renewals are expensed as incurred.

Organization costs - Organization costs are being amortized over 60 months on the straight-line basis.

Revenue recognition - Transaction service and processing fees are recognized in the period that the service is performed. The Company receives surcharge fees paid by consumers utilizing certain ATMs owned by the Company and interchange fees paid by banks.

Income taxes - On October 1, 1999, the Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under this provision, all income or losses are passed on to the stockholder in the year incurred. Therefore, no provision is made for federal income taxes for the nine months ended June 30, 2004.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


Note 2 - Accounts Receivable

Management believes that all accounts receivable as of June 30, 2004, were fully collectible; therefore, no allowance for doubtful accounts has been recorded.


Note 3 - Property, Plant, and Equipment

At June 30, 2004 property and equipment are comprised of the following:



     Automated teller machines                             $      6,770,678
     Vehicles                                                       427,187
     Office equipment and furniture                                  68,732
     Computer equipment                                             140,878
     Field equipment                                                 11,550
     Leasehold improvements                                           4,667
     Trade show booth                                                 6,587
     Building                                                         4,700
     Other                                                            2,875
                                                           ----------------
                                                           $      7,437,854

Accumulated Depreciation                                   $      4,650,040
                                                           ----------------
Net Book Value                                             $      2,787,814
                                                           ----------------

Note 4 - Long-term Debt

Long-term debt at June 30, 2004, consists of the following:

Vehicle notes:
     Notes payable, Ford Motor Credit Corp. - due
       in monthly installments of $1,987, including
       interest ranging from 0.9% to 9.07%, maturing
       June 2005 through August 2006,
       collateralized by vehicles.                                       84,224
Other notes:
     Note payable, Matrix Capital Bank - due in
       monthly installments of $11,300, including
       variable interest at .75% over the Wall Street
       prime, adjusted quarterly, maturing September 2007,
       collateralized by ATM equipment.                                 400,144
                                                                 ---------------

Total                                                                   484,368
Less current portion                                                   (227,980)
                                                                 ---------------
Long-term debt                                                   $      256,388
                                                                 ===============

The following is a summary of future maturities of long-term debt obligations as of June 30, 2004:


     2004 remainder                                               $      86,888
     2005                                                               141,592
     2006                                                               133,488
     2007                                                               122,400
     2008                                                                 -0-
                                                                  --------------
                                                                  $     484,368
                                                                  ==============


Note 5 - Notes Payable - Stockholder

At June 30, 2004, the Company had borrowed $6,009,770. The notes mature from August 2004 to September 2005 and bear interest rates ranging from 5.0% to 9.5%. The current maturities of the notes are $5,468,582 at June 30, 2004. The notes are secured by ATMs and inventory.

The following is a summary of future maturities of the stockholder debt obligations as of June 30, 2004:

     2004                                                             5,468,582
     2005                                                               541,188
                                                                  --------------
                                                                  $   6,009,770
                                                                  ==============

On September 29, 2003, a note in the amount of $3,389,167 owed to the stockholder was converted to paid-in capital.

The above stockholder notes resulted in interest expense being charged to operations of $38,122 for the nine months ended June 30, 2004.

Note 6 - Commitments and Contingencies

The Company is leasing all of its operating office and storage facilities and some equipment through operating leases. The Company leases its Texas office facility under an operating lease with a related party as discussed in Note 8. Rental expense for all operating leases was $59,452 for the nine months ended June 30, 2004. Future minimum rental payments required under these noncancellable leases at June 30, 2004, are as follows:

                                                              Operating
                                                            -------------
     2005                                                   $      44,978
     2006                                                          18,273
                                                            $      63,251
                                                            -------------


The Company leases several ATMs from various individuals. The lease term for each of them is sixty months and the average monthly rental is $181 per machine. The minimum rental payments required under these noncancellable leases at June 30, 2004, are as follows:

                                                              Operating
                                                            -------------
     2004                                                   $       3,764
     2005                                                          13,057
     2006                                                          13,057
     2007                                                           7,488
     2008                                                              94
                                                            -------------
                                                            $      36,960
                                                            =============


The Company has a cash custody agreement with a financial institution that provides the Company with vault cash for use in Company-owned ATMs. At September 30, 2003 and 2002, approximately $9,500,000, were in use by the Company under this agreement. The cash is owned by the financial institution and is consequently not recorded on the Company's accompanying balance sheets. However, the Company is liable for any cash shortages or thefts which may occur. See Note 10 for additional disclosures.

Note 7 - Warrants and Authorized Shares

On September 30, 1999, the board of directors voted to exchange 50,000 shares of common stock owned by a minority stockholder for warrants. The warrants outstanding allow the holders to purchase up to 50,000 shares of common stock at a nominal exercise price of $100. On July 7, 2003, the Company purchased all of the warrants.

On September 27, 2002, the board of directors voted to increase the number of authorized shares from 1,000,000 to 2,000,000 shares.


Note 8 - Related-Party Transactions

The Company leases office space in Jacksonville, Texas from the majority stockholder. Rent expense under the lease for the nine monhts ended June 30, 2004, was $48,103, which has been included in selling, general, and administrative expenses on the statements of income. Equipment rental of $11,349 and was paid to the majority stockholder for the nine months ended June 30, 2004.

The Company has borrowed $6,009, 770 from the majority stockholder at June 30, 2004. See Note 5.

The Company has accrued all interest to the stockholder in the amount of $701,364 as of June 30, 2004.

Equipment rental of $11,350 was paid to Bailey Marketing Company, Inc., a related company, during the nine months ended June 30, 2004. The majority stockholder of ATM Network Services, Inc. is also the majority stockholder of Bailey Marketing Company, Inc.


Note 9 - Other Income

Other income for the nine months ended June 30, 2004, consists of the following:


     Shortages recovery                                    $      265,369
     Service revenue                                                6,868
                                                           --------------
     Total Other Income                                    $      272,237
                                                           ==============


Shortages recovery for the nine months ended June 30, 2004, consisted of adjustments of cash in the ATMs after a physical count.

Note 10 - Subsequent events

The Company had a cash custody agreement with a financial institution that provided the Company with cash for use in the Company-owned ATMs. The agreement commenced on June 22, 1998 with an initial term of 18 months. The agreement has been renewed for successive 18-month periods. Effective March 1, 2004, the agreement expired and the Company has been notified that the contract with the financial institution will not be renewed. As a result, the Company obtained a two year agreement for additional funding for cash in their ATMs of approximately $18,000,000 with a company called Cash Connect.

                         PROFORMA FINANCIAL INFORMATION
                      CONSOLIDATED CONDENSED BALANCE SHEET

                                                                  Global Axcess Corp      ATM Networks, Inc.
                                   ASSETS                            Balance Sheet          Balance Sheet         Proforma
                                                                 of December 31, 2003  As of September 30, 2003  Balance Sheet
                                                                        Audited               Audited
Current assets
    Cash                                                             $ 1,832,079            $   204,951           2,037,030
    Automated teller machine vault cash                                  298,705                                    298,705
    Accounts receivable, net                                             450,676                174,945             625,621
    Prepaid expense and other current assets                             117,092                154,487             271,579
                                                             ---------------------------------------------------------------
      Total current assets                                             2,698,552                534,383           3,232,935
                                                                                                                          -
Fixed assets, net                                                      1,840,792              3,342,136           5,182,928
                                                                                                                          -
Other assets                                                                                                              -
    Intangible assets, net                                             2,312,926                                  2,312,926
    Other assets                                                          21,981                 23,159              45,140
                                                             ---------------------------------------------------------------
                                                                                                                          -
Total assets                                                         $ 6,874,251            $ 3,899,678          10,773,929
                                                             ===============================================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable and accrued liabilities                         $   783,326            $ 1,182,815           1,966,141
    Automated teller machine vault cash payable                          298,705                                    298,705
    Notes payable-related parties  - curent portion                       48,320              5,975,368           6,023,688
    Notes payable - current portion                                       40,000                136,825             176,825
    Capital lease obligations - current portion                          105,111                  3,297             108,408
                                                             ---------------------------------------------------------------
      Total current liabilities                                        1,275,462              7,298,305           8,573,767
                                                                                                                          -
Long-term liabilities                                                                                                     -
    Notes payable-related parties - long-term portion                    274,771                640,931             915,702
    Notes payable - long-term portion                                         --                397,480             397,480
    Capital lease obligations - long-term portion                        201,588                  1,497             203,085
                                                             ---------------------------------------------------------------
                                                                                                                          -
Total liabilities                                                      1,751,822              8,338,213          10,090,035
                                                                                                                          -
Commitments and contingencies                                                 --                                          -
                                                                                                                          -
Stockholders' equity                                                                                                      -
    Preferred stock; $0.001 par value; 25,000,000 shares                                                                  -
       authorized, no shares issued and outstanding                           --                     --                   -
    Common stock; $0.001 par value; 125,000,000 shares                                                                    -
       authorized, 46,282,648 shares issued and                                                                           -
       shares outstanding                                                 46,283                 95,000             141,283
    Additional paid-in capital                                        11,257,161              4,694,167          15,951,328
    Common Stock Payable                                                  32,500                                     32,500
    Accumulated deficit                                               (6,213,514)            (9,227,702)        (15,441,216)
                                                             ---------------------------------------------------------------
      Total stockholders' equity                                       5,122,430             (4,438,535)            683,895
                                                             ---------------------------------------------------------------
                                                                                                                          -
Total liabilities and stockholders' equity                           $ 6,874,251            $ 3,899,678          10,773,929
                                                             ===============================================================

                                                                              (0)                     -                  (0)

                         PROFORMA FINANCIAL INFORMATION
                   CONSOLIDATED CONDENSED STATEMENT OF INCOME

                                                              Global Axcess Corp    ATM Networks, Inc.
                                                              For the year ended    For the year ended         Proforma
                                                              December 31, 2003     September 30, 2003
                                                        ----------------------------------------------------------------
                                                                   Audited              Audited
Revenues                                                        $ 10,201,765        $    5,528,782      $    15,730,547

Cost of revenues                                                   6,377,846             2,409,157            8,787,003
                                                        ----------------------------------------------------------------

    Gross profit                                                   3,823,919             3,119,625            6,943,544
                                                        ----------------------------------------------------------------

Operating expenses
    Depreciation and Amortization                                    790,795               868,394            1,659,189
    Selling, general and administrative                            2,874,999             1,580,232            4,455,231
                                                        ----------------------------------------------------------------

      Total operating expenses                                     3,665,794             2,448,626            6,114,420
                                                        ----------------------------------------------------------------

    Income/(Loss) from Operations                                    158,125               670,999              829,124
                                                        ----------------------------------------------------------------

Other income (expense)
    Settlement income                                                     --                                         --
    Foregiveness of Debt                                             261,023                                    261,023
    Other (expense)/income                                            (1,200)               94,168               92,968
    Gain on sale of equipment                                              -                20,624               20,624
    Interest expense                                                (108,082)           (1,080,100)          (1,188,182)
                                                        ----------------------------------------------------------------
      Total other income                                             151,740              (965,308)            (813,568)


Income before provision for income taxes                             309,866              (294,309)              15,557

Provision for income taxes                                                --                   283                $ 283
                                                        ----------------------------------------------------------------

Net income                                                      $    309,866        $     (294,592)     $        15,274
                                                        ================================================================

Basic income per common share                                   $       0.01        $        (3.10)     $          0.00
                                                        ================================================================

Diluted income per common share                                 $       0.00                            $          0.00
                                                        ================================================================
Basic weighted average
    common shares outstanding                                     35,163,217         4,694,167,000      $ 4,729,330,217
                                                        ================================================================
Diluted weighted average
    common shares outstanding                                     72,572,835         4,694,167,000      $ 4,766,739,835
                                                        ================================================================


                         PROFORMA FINANCIAL INFORMATION
                      CONSOLIDATED CONDENSED BALANCE SHEET

                                                                       Global Axcess Corp         ATM Networks, Inc.    Proforma
                                    ASSETS                             Balance Sheet              Balance Sheet        Balance Sheet
                                                                       As of September 30, 2004   As of June 30, 2004
Current assets
    Cash                                                                 $    321,236            $   244,043         $    565,279
    Automated teller machine vault cash                                       357,780                                     357,780
    Accounts receivable, net                                                1,050,853                  7,491            1,058,344
    Note receivable                                                            99,895                                      99,895
    Inventory                                                                 219,570                                     219,570
    Prepaid expense and other current assets                                  296,072                367,826              663,898
                                                                        ---------------------------------------------------------
      Total current assets                                                  2,345,406                619,360            2,964,766
                                                                                                                                -
Fixed assets, net                                                           5,544,610              2,787,814            8,332,424
                                                                                                                                -
Other assets                                                                                                                    -
    Intangible assets, net                                                 10,028,534                                  10,028,534
                                                                            1,230,203
    Other assets                                                               15,087                 13,916               29,003
                                                                        ---------------------------------------------------------
                                                                                                                                -
Total assets                                                             $ 19,163,840            $ 3,421,090         $ 22,584,930
                                                                        =========================================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable and accrued liabilities                             $  1,112,227            $ 1,297,047         $  2,409,274
    Automated teller machine vault cash payable                               357,780                                     357,780
    Notes payable - current portion                                            29,972                                      29,972
    Bank Loan - current portion                                             1,125,000                                   1,125,000
    Capital lease obligations - current portion                               250,423                                     250,423
                                                                        ---------------------------------------------------------
      Total current liabilities                                             2,875,402              1,297,047            4,172,449
                                                                                                                                -
Long-term liabilities                                                                                                           -
    Notes payable-related parties - long-term                               1,017,933              6,009,771            7,027,704
    Notes payable - long-term portion                                       1,345,607                484,368            1,829,975
    Bank Loan - long-term portion                                             625,000
    Capital lease obligations - long-term portion                             634,700                                     634,700
                                                                        ---------------------------------------------------------
                                                                                                                                -
Total liabilities                                                           6,498,642              7,791,186           14,289,828
                                                                                                                                -
Commitments and contingencies                                                      --                                           -
                                                                                                                                -
Stockholders' equity                                                                                                            -
    Preferred stock; $0.001 par value; 25,000,000 shares                                                                        -
       authorized, no shares issued and outstanding                                --                     --                    -
    Common stock; $0.001 par value; 125,000,000 shares                                                                          -
       authorized, 46,282,648 shares issued and                                                                                 -
       shares outstanding                                                      87,662                 95,100              182,762
    Additional paid-in capital                                             18,180,899              4,694,167           22,875,066
    Treasury stock                                                              1,500                                       1,500
    Accumulated deficit                                                    (5,604,863)            (9,159,363)         (14,764,226)
                                                                        ---------------------------------------------------------
      Total stockholders' equity                                           12,665,198             (4,370,096)           8,295,102
                                                                        ---------------------------------------------------------
                                                                                                                                -
Total liabilities and stockholders' equity                               $ 19,163,840            $ 3,421,090         $ 22,584,930
                                                                        =========================================================


                         PROFORMA FINANCIAL INFORMATION
                   CONSOLIDATED CONDENSED STATEMENT OF INCOME

                                                               Global Axcess Corp     ATM Networks, Inc.
                                                                   For the nine month period ended               Proforma
                                                                 September 30, 2004      June 30, 2004
                                                            ----------------------------------------------------------------
Revenues                                                             $ 9,046,883           $ 4,498,621        $  13,545,504

Cost of revenues                                                       4,898,604             2,432,554            7,331,158
                                                            ----------------------------------------------------------------

    Gross profit                                                       4,148,278             2,066,067            6,214,345
                                                            ----------------------------------------------------------------

Operating expenses
    Depreciation and Amortization                                        872,709               622,363            1,495,073
    Selling, general and administrative                                2,825,432             1,405,464            4,230,897
                                                            ----------------------------------------------------------------
      Total operating expenses                                         3,698,142             2,027,828            5,725,969
                                                            ----------------------------------------------------------------

    Income/(Loss) from Operations                                        450,137                38,239              488,376
                                                            ----------------------------------------------------------------

Other income (expense)
    Contingent reserve                                                   (75,000)                   --              (75,000)
    Shares returned                                                      304,000                    --              304,000
    Other (expense)/income                                                    --               274,895              274,895
    Loss on sale of fixed asset                                               --               (20,273)             (20,273)
    Interest expense                                                     (70,486)             (237,149)            (307,635)
                                                            ----------------------------------------------------------------
      Total other income                                                 158,514                17,473              175,987
                                                            ----------------------------------------------------------------

Income before provision for income taxes                                 608,651                55,712              664,363

Provision for income taxes                                                    --                    --                   --
                                                            ----------------------------------------------------------------

Net income                                                           $   608,651           $    55,712        $     664,363
                                                            ================================================================

Basic income per weighted average                                    $      0.01           $      0.06        $        0.01
                                                            ================================================================
    common shares outstanding
Fully diluted income per weighted average
    common shares outstanding                                        $      0.01           $      0.06        $        0.01
                                                            ================================================================
Basic weighted average
    common shares outstanding                                         75,131,134               950,000        $  76,081,134
                                                            ================================================================
Fully diluted weighted average
    common shares outstanding                                        121,032,450               950,000        $ 121,982,450
                                                            ================================================================